Exhibit 33.4

2021 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2021. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform.  Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities.  Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2021 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2021. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.  Based on such assessment, management believes that, as of and for the year ended December 31, 2021, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2021, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2021, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2021.

February 24, 2022

/s/ Sean Reilly

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1 WILLIAM STREET CREDIT INCOME
1155 AVE OF THE AMERICAS SERVICING	1166 AVENUE OF AMERICAS 2005-C6	1166 AVENUE OF THE AMERICAS 2002-C5
1211 Avenue of the Americas 2015-1211	1345 Avenue of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)
2001-CMLB-1	225 LIBERTY STREET TRUST 2016-225L	225 LIBERTY STREET TRUST 2016-225L Companion
245 PARK AVE TRUST 2017-245P	245 PARK AVE TRUST 2017-245P C	280 PARK AVENUE 2017-280P
299 PARK SERVICING AGREEMENT	3 WORLD TRADE CENTER 2014	7 WORLD TRADE CENTER 2012-WTC
7 WORLD TRADE CENTER 2012-WTC COMPANION	733 THIRD SERVICING AGREEMEMNT	7th Peak Capital I, LLC
A10 2013-1 BACK UP SERVICER	ACAM 2019- FL1	ACAM 2019-FL1 COMPANION
ACM 2016-1	ACM TRAFFORD V LLC WAREHOUSE	ACORE CAPITAL WAREHOUSE
Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC
ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC	ACRE 2017-FL3
ACRE 2021-FL4	AFHT 2019-FAIR	AG MIT CREL (ANGELO GORDON ENTITY) REPO

AHPT 2017-ATRM	AHPT 2018-ATRM	AHT 2018-ASHF
AHT 2018-KEYS	ALEN 2021-ACEN	AMERICAN EQUITY INVESTMENT LIF
AMERICOLD 2010-ART	Annaly CRE LLC	AOA 2015-1177
AOA 2021-1177	ARCE 2021-FL4 COMPANION	ARCHETYPE & BARCLAYS REPO
AREIT 2018-CLO	AREIT 2018-CLO COMPANION	AREIT 2018-CRE2
AREIT 2018-CRE2 COMPANION	AREIT 2019-CRE3	AREIT 2019-CRE3 COMPANION
AREIT 2020-CRE4 CLO	AREIT 2020-CRE4 COMPANION	ARTEMIS REAL ESTATE PARTNERS W
AVATAR WAREHOUSE	Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION
BACM 2016-UBS10	BACM 2017 BNK3	BACM 2017 BNK3 COMPANION
BACM2007-1	BA-FUNB 2001-3	BALDR SHERWOOD FUND WH
BAMLL 2013-WBRK	BAMLL 2014 - FL1	BAMLL 2014-520M
BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION	BAMLL 2015-200P
BAMLL 2015-ASTR	BAMLL 2015-HAUL	BAMLL 2016-ASHF

BAMLL 2016-ISQR	BAMLL 2016-SS1	BAMLL 2017-SCH
BAMLL 2017-SCH COMPANION	BAMLL 2018-DSNY	BAMLL 2020-BOC
BAMLL 2020-BOC COMPANION	BAMLL 2021-JACX	BANC OF AMERICA COMM MTG 2007-3
BANCORP 2016 CRE1	BANCORP 2016 CRE1 COMPANION	BANCORP 2017-CRE2
BANCORP 2017-CRE2 COMPANION	BANCORP 2018-CRE3	BANCORP 2018-CRE3 COMPANION
BANCORP 2018-CRE4	BANCORP 2018-CRE4 COMPANION	BANCORP BANK WAREHOUSE
BANK 2017-BNK4	BANK 2017-BNK4 COMPANION	BANK 2017-BNK5
BANK 2017-BNK5 COMPANION	BANK 2017-BNK6	BANK 2017-BNK6 COMPANION
BANK 2017-BNK7	BANK 2017-BNK7 COMPANION	BANK 2017-BNK8
BANK 2017-BNK8 COMPANION	BANK 2017-BNK9	BANK 2017-BNK9 COMPANION
BANK 2018-BNK10	BANK 2018-BNK10 COMPANION	BANK 2018-BNK11
BANK 2018-BNK11 COMPANION	BANK 2018-BNK12	BANK 2018-BNK12 COMPANION
BANK 2018-BNK13	BANK 2018-BNK13 COMPANION	BANK 2018-BNK14

BANK 2018-BNK14 COMPANION	BANK 2018-BNK15	BANK 2018-BNK15 COMPANION
BANK 2019-BNK16	BANK 2019-BNK16 COMPANION	BANK 2019-BNK17
BANK 2019-BNK17 COMPANION	BANK 2019-BNK18	BANK 2019-BNK18 COMPANION
BANK 2019-BNK19	BANK 2019-BNK19 COMPANION	BANK 2019-BNK20
BANK 2019-BNK20 COMPANION	BANK 2019-BNK21	BANK 2019-BNK21 COMPANION
BANK 2019-BNK22	BANK 2019-BNK22 COMPANION	BANK 2019-BNK23
BANK 2019-BNK23 COMPANION	BANK 2019-BNK24	BANK 2019-BNK24 COMPANION
BANK 2020-BNK25	BANK 2020-BNK25 COMPANION	BANK 2020-BNK26
BANK 2020-BNK26 COMPANION	BANK 2020-BNK27	BANK 2020-BNK27 COMPANION
BANK 2020-BNK28	BANK 2020-BNK28 COMPANION	BANK 2020-BNK29
BANK 2020-BNK29 COMPANION	BANK 2020-BNK30	BANK 2020-BNK30 COMPANION
BANK 2021-BNK31	BANK 2021-BNK31 COMPANION	BANK 2021-BNK32
BANK 2021-BNK32 COMPANION	BANK 2021-BNK33	BANK 2021-BNK33 COMPANION

BANK 2021-BNK34	BANK 2021-BNK34 COMPANION	BANK 2021-BNK35
BANK 2021-BNK35 COMPANION	BANK 2021-BNK36	BANK 2021-BNK36 COMPANION
BANK 2021-BNK37	BANK 2021-BNK37 COMPANION	BANK 2021-BNK38
BANK 2021-BNK38 COMPANION	BANK OF AMERICA WAREHOUSE	BARCLAYS WAREHOUSE
BASIS BIG REAL ESTATE WAREHOUSE	BASIS RE CAPITAL II (REPO)	BASIS UBS AG REPO
Bayview Commercial Mortgage Finance LLC	BAYVIEW WAREHOUSE	BB 2013-TYSN
BBCMS 2014-BXO	BBCMS 2015-MSQ	BBCMS 2015-MSQ COMPANION
BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION	BBCMS 2017 C1 Companion
BBCMS 2017-C1	BBCMS 2018-BXH	BBCMS 2018-C2
BBCMS 2018-C2 COMPANION	BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION
BBCMS 2018-EXCL	BBCMS 2018-RRI	BBCMS 2019-C4
BBCMS 2019-C4 COMPANION	BBCMS 2019-CLP	BBCMS 2020-C7
BBCMS 2020-C7 COMPANION	BBCMS 2020-C8	BBCMS 2021-C11

BBCMS 2021-C11 COMPANION	BBCRE 2015-GTP	BBSG 2016-MRP
BB-UBS 2012-SHOW	BB-UBS 2012-TFT	BDS 2018-FL1 COMPANION
BDS 2018-FL2	BDS 2018-FL2 COMPANION	BDS 2019-FL4
BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION
BDS 2020-FL6	BDS 2020-FL6 COMPANION	BDS 2021-FL10
BDS 2021-FL10 COMPANION	BDS 2021-FL7	BDS 2021-FL7 COMPANION
BDS 2021-FL8	BDS 2021-FL8 COMPANION	BDS 2021-FL9
BDS 2021-FL9 COMPANION	BDS III Mortgage Capital J LLC	BDS III MORTGAGE CAPITAL LLC
BDS IV MORTGAGE CAPITAL G LLC	BDS IV MORTGAGE CAPITAL J LLC	BDS IV MORTGAGE CAPITAL W LLC
BENCHMARK 2018-B1	BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9
BENCHMARK 2019-B9 COMPANION	BENEFIT REPO	BENEFIT STREET PARTNERS
BENEFIT STREET PARTNERS WH	BERKSHIRE MEZZ	BHMS 2018-ATLS
BHR 2018-PRME	BLACKROCK WELLS FARGO WH	BLACKSTONE (BRE/MWT)

BMARK 2018- B5	BMARK 2018-B4	BMARK 2018-B4 COMPANION
BMARK 2018-B5 COMPANION	BPR 2021-TY	BRDIGE BDS III WELLS REPO
BRIDGE CRE 2018-FL1	BRIDGE CRE 2019-FL3	BRIDGE CRE 2019-FL3 COMPANION
BRIGADE CAPITAL MGMT WAREHOUSE	BSB06001	BSC04PWR3
BSC04PWR4	BSC04PWR5	BSC04PWR6
BSC05PWR10	BSC05PWR7	BSC05PWR8
BSC05PWR9	BSC06PWR11	BSC06PWR12
BSC06PWR13	BSC06PWR14	BSC07PWR15
BSC07PWR16	BSC07PWR17	BSC07PWR18
BSCM03TOP10	BSCM04TOP14	BSCM04TOP16
BSCM05TOP18	BSCM06TOP22	BSCM06TOP24
BSCM07TOP26	BSCM07TOP28	BSCM07TOP28 (COMPANION) 2_STARWOOD
BSCMS05TOP20	BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE

BSCMS05TOP20 (COMPANION) 3_METLIFE	BSCMS05TOP20 (COMPANION)_LANDESBANK	BSPCC I WAREHOUSE
BSPCC II WAREHOUSE	BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC WH
BSREP 2021-DC	BWAY 2013-1515	BWAY 2015-1740
BX 2018-IND	BX 2021-21M	BX 2021-PAC
BX 2021-VIEW	BX 2021-VINO	BX 2021-XL2
BXHPP 2021-FILM	BXP 2017-CC	BXP 2017-CC COMPANION
BXP 2017-GM	BXP 2017-GM COMPANION	BXP 2021-601L
BXP 2021-601L COMPANION	BXT 2017-CQHP	CAMB 2019-LIFE
CANTOR CRE LENDING LP	CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-398
CAPITAL LEASE WAREHOUSE-526	CAPITAL SOURCE RELT 2006-A	CAPITAL TRUST, INC
CARMEL PARTNERS	CD 2006-CD2	CD 2006-CD3
CD 2007-CD4	CD 2007-CD5	CD 2016 CD2
CD 2016-CD2 COMPANION	CD 2017-CD5	CD 2017-CD5 COMPANION

CD 2017-CD6	CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE
CF TRANS SELLER II WAREHOUSE	CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3
CFCRE 2016-C3 COMPANION	CFCRE 2016-C4	CFCRE 2016-C6
CFCRE 2016-C6 COMPANION	CFCRE 2017-C8	CFCRE 2017-C8 COMPANION
CG FUNDING I LLC	CG FUNDING II LLC	CG FUNDING IIII LLC
CGCMT 2013-GC15	CGCMT 2013-GC17	CGCMT 2014-GC19
CGCMT 2014-GC21	CGCMT 2014-GC25	CGCMT 2015-101A
CGCMT 2015-GC27	CGCMT 2015-GC27 COMPANION	CGCMT 2015-GC31
CGCMT 2015-GC33	CGCMT 2015-GC33 Companion	CGCMT 2015-P1
CGCMT 2015-P1 Companion	CGCMT 2016-C1	CGCMT 2016-C1 COMPANION
CGCMT 2016-GC36	CGCMT 2016-GC37	CGCMT 2016-P3
CGCMT 2016-P4	CGCMT 2016-P4 COMPANION	CGCMT 2017-1500
CGCMT 2017-B1	CGCMT 2017-B1 COMPANION	CGCMT 2017-P7

CGCMT 2017-P7 COMPANION	CGCMT 2017-P8	CGCMT 2017-P8 COMPANION
CGCMT 2018-C6	CGCMT 2018-C6 COMPANION	CGCMT 2019-C7
CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43	CGCMT 2019-GC43 COMPANION
CGMS 2017-MDDR POOL A	CGMS 2017-MDDR POOL B	CGMS 2017-MDDR POOL C
CGRBS 2013-VNO5TH	CHASE 2000-3	CHINA ORIENT ENHANCED INCOME
CHT 2017-COSMO	CIBC	CITI REAL ESTATE FUNDING WH
CITIGROUP 2006 C5	CITIGROUP 2007-C6	CITIGROUP 2012-GC8
CITIGROUP 2012-GC8 COMPANION	CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION
CITIGROUP 2013-GCJ11	CITIGROUP GLOBAL MARKETS REALTY CORP	CLAROS MORTGAGE TRUST WAREHOUSE
CLEARVIEW CAP/MOORES HILL WARHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE
CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNS 2017-IKMZ
CLNS 2017-IKMZ COMPANION	CLNS 2017-IKPR	CMAT 1999 C1
CMTG GS FINANCE (MACK RE)	CMTG SG Finance LLC	CMTG WF (Mack)

COBALT 2006-C1	COBALT 2007- C3	COBALT 2007-C2
COLD 2017-ICE3	COLONY CDCFIV WAREHOUSE	COLONY COLFINNOMA WAREHOUSE
COLONY NORTHSTAR AMC OPCO WH	Colony Northstar Credit Real Estate Inc	COLONY NSTAR (CLNC Credit 8 LLC) REPO
COLUMN FINANCIAL	COMM 2009-K3	COMM 2009-K4
COMM 2010-C1	COMM 2012-CCRE1	COMM 2012-CCRE2
COMM 2012-CCRE3	COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION
COMM 2012-LC4	COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION
COMM 2013-CCRE12	COMM 2013-CCRE13	COMM 2013-CCRE6
COMM 2013-FL3 COMPANION	COMM 2013-SFS	COMM 2013-WWP
COMM 2014-277P	COMM 2014-CCRE14	COMM 2014-CCRE14 COMPANION
COMM 2014-CCRE15	COMM 2014-CCRE20	COMM 2014-CCRE20 COMPANION
COMM 2014-FL5	COMM 2014-LC15	COMM 2014-LC15 COMPANION
COMM 2014-LC17	COMM 2014-PAT	COMM 2014-UB6

COMM 2014-UBS3	COMM 2014-UBS3 COMPANION	COMM 2014-UBS5
COMM 2014-UBS5 COMPANION	COMM 2015 -3BP	COMM 2015-CCRE22
COMM 2015-CCRE22 COMPANION	COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION
COMM 2015-CCRE24	COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25
COMM 2015-CCRE26	COMM 2015-CCRE26 COMPANION	COMM 2015-LC23
COMM 2015-PC1	COMM 2016-787S	COMM 2016-787S COMPANION
COMM 2016-CCRE28	COMM 2016-DC2	COMM 2016-DC2 COMPANION
COMM 2017-PANW	COMM 2018-HOME	COMM 2018-HOME COMPANION
COMM 2020-CX	COMM 2020-CX COMPANION	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
COMMUNITY SOUTH BANK PORTFOLIO	CORE 2015- TEXW	CORE 2015-CALW
CORE 2015-WEST	CORE 2019-CORE	COUNTRYWIDE 2007-MF1
CPLV 2017-VICI	CPTS 2019-CPT	CPTS 2019-CPT COMPANION
CRE/AFS ESCROW ONLY LOANS	CREO LENDING LP	CREO Lending S1 LLC

CREST 2003-2	CS FIRST BOSTON 1998 C2	CSAIL 2015-C2
CSAIL 2015-C2 COMPANION	CSAIL 2015-C4	CSAIL 2016-C7
CSAIL 2017-C8	CSAIL 2017-C8 COMPANION	CSAIL 2018 -CX12
CSAIL 2018-C14	CSAIL 2018-C14 COMPANION	CSAIL 2018-CX12 COMPANION
CSCMT 2007-C2	CSCMT 2007-C3	CSF99C01
CSFB 2006-C2	CSFB94CFB1	CSMC 2014-USA
CSMC 2016-MFF	CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION
CSMC 2017-CHOP	CSMC 2017-PFHP	CSMC 2017-TIME
CSMC 2018-SITE	CSMC 2018-SITE COMPANION	CSWF 2018-TOP
CSWF 2021-SOP2	DAVIS COMPANIES WAREHOUSE	DBCCRE 2014-ARCP
DBCG 2017-BBG	DBGS 2018-1	DBGS 2018-C1 COMPANION
DBJPM 2016-C1	DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC
DBJPM 2016-SFC COMPANION	DBUBS 2011- LC3	DBUBS 2011-LC1

DBUBS 2011-LC1 COMPANION	DBUBS 2011-LC2	DBUBS 2017-BRBK
DBUBS 2017-BRBK COMPANION	DBWF 2015-LCM	DBWF 2016-85T
DBWF 2016-85T COMPANION	DBWF 2018-AMXP	DCOT 2019-MTC
DCOT 2019-MTC COMPANION	DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED
DEXIA REAL ESTATE CAPITAL MARK	DLJ 1998-CG1	DNZN 2020-DNZN - Special Service
DOLLAR GENERAL	Dolp Trust 2021-NYC	DRAWBRIDGE WAREHOUSE
ELLIOTT WAREHOUSE	ENERGY PLAZA LEASE TRUST 2002	EOCHAIR LLC (SVP GLOBAL)
FG MANAGEMENT (FGUSRED) WAREHOUSE	FII F DEBT ACCT PTE LTD	First Tennessee Bank
FKL 2015-SFR1	FMPRE 2017-KT02	FMPRE 2018-KT03
FNMA World Savings	FORT 2018-1	FORT CRE 2018-1 COMPANION
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FORTRESS CREDIT CORP WAREHOUSE	FORTRESS REPO WITH NATIXIS
FOUR TIMES SQUARE 2006 - 4TS	FREDDIE MAC WHOLE LOAN FUND -H	FREDDIE MAC-NREF Mezz
FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2010-K6	FREMF 2010-K7

FREMF 2010-K8	FREMF 2010-K9	FREMF 2011 K12
FREMF 2011-K10	FREMF 2011-K11	FREMF 2011-K13
FREMF 2011-K14	FREMF 2011-K15	FREMF 2011-K16
FREMF 2011-KAIV	FREMF 2012-K19	FREMF 2012-K17
FREMF 2012-K18	FREMF 2012-K20	FREMF 2012-K21
FREMF 2012-K22	FREMF 2012-K23	FREMF 2012-K707
FREMF 2012-K708	FREMF 2012-K710	FREMF 2012-K711
FREMF 2013-K28	FREMF 2013-K29	FREMF 2013-K30
FREMF 2013-K32	FREMF 2013-K713	FREMF 2013-K24
FREMF 2013-K25	FREMF 2013-K26	FREMF 2013-K27
FREMF 2013-K31	FREMF 2013-K33	FREMF 2013-K34
FREMF 2013-K35	FREMF 2013-K712	FREMF 2013-KS01
FREMF 2014-K503	FREMF 2014-K37	FREMF 2014-K39

FREMF 2014-K715	FREMF 2014-KS02	FREMF 2014-K36
FREMF 2014-K38	FREMF 2014-K40	FREMF 2014-K41
FREMF 2014-K714	FREMF 2014-K716	FREMF 2014-K717
FREMF 2014-KF04	FREMF 2014-KF05	FREMF 2014-KX01
FREMF 2015-K718	FREMF 2015-K1501	FREMF 2015-K42
FREMF 2015-K43	FREMF 2015-K44	FREMF 2015-K45
FREMF 2015-K46	FREMF 2015-K47	FREMF 2015-K48
FREMF 2015-K49	FREMF 2015-K50	FREMF 2015-K51
FREMF 2015-K719	FREMF 2015-K720	FREMF 2015-K721
FREMF 2015-KF09	FREMF 2015-KF10	FREMF 2015-KF11
FREMF 2015-KF12	FREMF 2015-KJ02	FREMF 2015-KP02
FREMF 2015-KS03	FREMF 2016-K504	FREMF 2016-K52
FREMF 2016-K53	FREMF 2016-K54	FREMF 2016-K55

FREMF 2016-K56	FREMF 2016-K57	FREMF 2016-K722
FREMF 2016-KC01	FREMF 2016-KF14	FREMF 2016-KF15
FREMF 2016-KF17	FREMF 2016-KF19	FREMF 2016-KF20
FREMF 2016-KF21	FREMF 2016-KF23	FREMF 2016-KIR1
FREMF 2016-KJ03	FREMF 2016-KJ05	FREMF 2016-KJ08
FREMF 2016-KP03	FREMF 2016-KS06	FREMF 2016-KS07
FREMF 2016-KW01	FREMF 2016-KX02	FREMF 2016-K59
FREMF 2016-K60	FREMF 2016-K723	FREMF 2016-KF16
FREMF 2016-KF24	FREMF 2016-KF25	FREMF 2016-KJ04
FREMF 2016-KJ07	FREMF 2016-KJ09	FREMF 2017-K61
FREMF 2017-K62	FREMF 2017-K63	FREMF 2017-K64
FREMF 2017-K65	FREMF 2017-K66	FREMF 2017-K67
FREMF 2017-K68	FREMF 2017-K69	FREMF 2017-K70

FREMF 2017-K71	FREMF 2017-K725	FREMF 2017-K726
FREMF 2017-K727	FREMF 2017-K728	FREMF 2017-K729
FREMF 2017-KBF1	FREMF 2017-KF27	FREMF 2017-KF28
FREMF 2017-KF29	FREMF 2017-KF30	FREMF 2017-KF31
FREMF 2017-KF32	FREMF 2017-KF34	FREMF 2017-KF35
FREMF 2017-KF36	FREMF 2017-KF37	FREMF 2017-KF38
FREMF 2017-KF39	FREMF 2017-KF40	FREMF 2017-KF41
FREMF 2017-KGS1	FREMF 2017-KJ11	FREMF 2017-KJ12
FREMF 2017-KJ13	FREMF 2017-KJ14	FREMF 2017-KJ16
FREMF 2017-KJ17	FREMF 2017-KJ18	FREMF 2017-KL01
FREMF 2017-KS08	FREMF 2017-KS09	FREMF 2017-KSW3
FREMF 2017-KT01	FREMF 2017-KW02	FREMF 2017-KW03
FREMF 2018-KI03	FREMF 2018-K1505	FREMF 2018-K1506

FREMF 2018-K1507	FREMF 2018-K1508	FREMF 2018-K72
FREMF 2018-K73	FREMF 2018-K730	FREMF 2018-K731
FREMF 2018-K732	FREMF 2018-K75	FREMF 2018-K76
FREMF 2018-K77	FREMF 2018-K78	FREMF 2018-K79
FREMF 2018-K80	FREMF 2018-K81	FREMF 2018-K82
FREMF 2018-K83	FREMF 2018-K84	FREMF 2018-K86
FREMF 2018-KBF2	FREMF 2018-KBX1	FREMF 2018-KF42
FREMF 2018-KF43	FREMF 2018-KF44	FREMF 2018-KF45
FREMF 2018-KF46	FREMF 2018-KF47	FREMF 2018-KF48
FREMF 2018-KF49	FREMF 2018-KF50	FREMF 2018-KF51
FREMF 2018-KF52	FREMF 2018-KF53	FREMF 2018-KF55
FREMF 2018-KF56	FREMF 2018-KHG1	FREMF 2018-KI01
FREMF 2018-KI02	FREMF 2018-KJ19	FREMF 2018-KJ20

FREMF 2018-KJ22	FREMF 2018-KJ23	FREMF 2018-KL02
FREMF 2018-KL03	FREMF 2018-KP05	FREMF 2018-KS10
FREMF 2018-KSL1	FREMF 2018-KSW4	FREMF 2018-KW04
FREMF 2018-KW05	FREMF 2018-KW06	FREMF 2018-KW07
FREMF 2018-KX03	FREMF 2019-K93	FREMF 2019-K100
FREMF 2019-K101	FREMF 2019-K102	FREMF 2019-K103
FREMF 2019-K1510	FREMF 2019-K1511	FREMF 2019-K1512
FREMF 2019-K1513	FREMF 2019-K1514	FREMF 2019-K734
FREMF 2019-K735	FREMF 2019-K736	FREMF 2019-K87
FREMF 2019-K88	FREMF 2019-K89	FREMF 2019-K90
FREMF 2019-K92	FREMF 2019-K94	FREMF 2019-K95
FREMF 2019-K96	FREMF 2019-K97	FREMF 2019-K98
FREMF 2019-K99	FREMF 2019-KBF3	FREMF 2019-KC04

FREMF 2019-KC05	FREMF 2019-KC06	FREMF 2019-KC07
FREMF 2019-KF57	FREMF 2019-KF60	FREMF 2019-KF61
FREMF 2019-KF62	FREMF 2019-KF63	FREMF 2019-KF64
FREMF 2019-KF65	FREMF 2019-KF66	FREMF 2019-KF67
FREMF 2019-KF68	FREMF 2019-KF70	FREMF 2019-KF72
FREMF 2019-KF73	FREMF 2019-KJ25	FREMF 2019-KJ26
FREMF 2019-KJ27	FREMF 2019-KL04	FREMF 2019-KS11
FREMF 2019-KS12	FREMF 2019-KS13	FREMF 2019-KW08
FREMF 2019-KW09	FREMF 2019-KW10	FREMF 2020-K116
FREMF 2020-K104	FREMF 2020-K108	FREMF 2020-K109
FREMF 2020-K111	FREMF 2020-K112	FREMF 2020-K113
FREMF 2020-K114	FREMF 2020-K115	FREMF 2020-K118
FREMF 2020-K119	FREMF 2020-K122	FREMF 2020-K1517

FREMF 2020-K737	FREMF 2020-K738	FREMF 2020-K739
FREMF 2020-K740	FREMF 2020-KF74	FREMF 2020-KF75
FREMF 2020-KF77	FREMF 2020-KF78	FREMF 2020-KF79
FREMF 2020-KF81	FREMF 2020-KF82	FREMF 2020-KF83
FREMF 2020-KF86	FREMF 2020-KF88	FREMF 2020-KF89
FREMF 2020-KF90	FREMF 2020-KF91	FREMF 2020-KF92
FREMF 2020-KF93	FREMF 2020-KF94	FREMF 2020-KF95
FREMF 2020-KG04	FREMF 2020-KHG2	FREMF 2020-KI05
FREMF 2020-KJ28	FREMF 2020-KJ29	FREMF 2020-KJ30
FREMF 2020-KJ31	FREMF 2020-KJ32	FREMF 2020-KS14
FREMF 2020-KSG1	FREMF 2020-KX04	FREMF 2021-K123
FREMF 2021-K126	FREMF 2021-K127	FREMF 2021-K128
FREMF 2021-K129	FREMF 2021-K130	FREMF 2021-K133

FREMF 2021-K134	FREMF 2021-K135	FREMF 2021-K136
FREMF 2021-K1521	FREMF 2021-K1522	FREMF 2021-K741
FREMF 2021-K742	FREMF 2021-K743	FREMF 2021-K744
FREMF 2021-K745	FREMF 2021-K746	FREMF 2021-K746 COMPANION
FREMF 2021-KF100	FREMF 2021-KF101	FREMF 2021-KF102
FREMF 2021-KF103	FREMF 2021-KF104	FREMF 2021-KF105
FREMF 2021-KF106	FREMF 2021-KF107	FREMF 2021-KF108
FREMF 2021-KF109	FREMF 2021-KF110	FREMF 2021-KF111
FREMF 2021-KF113	FREMF 2021-KF116	FREMF 2021-KF117
FREMF 2021-KF119	FREMF 2021-KF121	FREMF 2021-KF122
FREMF 2021-KF124	FREMF 2021-KF126	FREMF 2021-KF96
FREMF 2021-KF97	FREMF 2021-KF99	FREMF 2021-KG06
FREMF 2021-KI07	FREMF 2021-KJ33	FREMF 2021-KJ34

FREMF 2021-KJ36	FREMF 2021-KLU3	FREMF 2021-KSG2
FRESB 2018-SB47	FRESB 2018-SB50	FRESB 2018-SB51
FRESB 2018-SB53	FRESB 2018-SB55	FRESB 2018-SB57
FRESB 2019-SB58	FRESB 2019-SB60	FRESB 2019-SB61
FRESB 2019-SB62	FRESB 2019-SB65	FRESB 2019-SB66
FRESB 2019-SB67	FRESB 2019-SB68	FRESB 2019-SB69
FRESB 2020-SB70	FRETE 2017-ML01	FRETE 2017-ML03
FRETE 2018-ML04	FRETE 2019-ML06	FRETE 2021-ML08
FRETE 2021-ML09	FRETE 2021-ML12	FS CREIT FINANCE GS1
FS CREIT FINANCE MM-1 LLC	FS CREIT FINANCE WF-1 LLC	FS RIALTO 2019- FL1 CLO PARTIC
FS RIALTO 2019-FL1	FS RIALTO 2021-FL2	FS RIALTO 2021-FL2 CLO PARTIC
FS RIALTO 2021-FL3	FS RIALTO 2021-FL3 CLO PARTIC	FUNB 2001 C2 B NOTES
FUNB 2001 C3 B NOTES	FUNB99C1	GACM 2020-FL2 CLO

GACM 2020-FL2 COMPANION	GAHR 2015-NRF	GCCP H-1, LLC (GROSSMAN)
GE 2006 C1	GECC 2002-1	GECMC 2004 C2
GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE	GERMAN AMERICAN CAPITAL CORPORATION WH
GOLDMAN 2006-GG6 COMPANION	GOLDMAN 2006-GG8	GOLDMAN 2007-GG10
GOLDMAN 2010-K5	GOLDMAN SACHS 2005-ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION
GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GPMT 2021-FL3
GPMT 2021-FL3 COMPANION	GRACE 2014-GRCE	GRACE 2020-GRCE
GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1	GRANITE WAREHOUSE
GRASS RIVER SUB AGREEMENT	GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GREENWICH CCFC 05 GG5 (COMPANION)
GREENWICH CCFC 2004-GG1	GREENWICH CCFC 2007-GG11	GREENWICH CCFC 2007-GG9
GREENWICH CCFC 2007-GG9 COMPANION	GS 2017-STAY	GSMS 2010-C2
GSMS 2011-GC3	GSMS 2011-GC5	GSMS 2012-ALOHA

GSMS 2012-BWTR	GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMS 2012-SHOP	GSMS 2012-TMSQ
GSMS 2013-GC10	GSMS 2013-GC13	GSMS 2013-GCJ12
GSMS 2013-GCJ14	GSMS 2013-GCJ16	GSMS 2013-KING
GSMS 2014-GC18	GSMS 2014-GC22	GSMS 2014-GC22 COMPANION
GSMS 2014-GC26	GSMS 2015-590M	GSMS 2015-590M COMPANION
GSMS 2015-GC28	GSMS 2015-GC34	GSMS 2015-GC34 COMPANION
GSMS 2015-GS1	GSMS 2016 GS4	GSMS 2016-GS4 COMPANION
GSMS 2016-RENT	GSMS 2016-RENT COMPANION	GSMS 2017-375H
GSMS 2017-500K	GSMS 2017-GS7	GSMS 2017-GS8
GSMS 2017-GS8 COMPANION	GSMS 2017-SLP	GSMS 2017-SLP REIT
GSMS 2018-3PCK	GSMS 2018-CHILL	GSMS 2018-GS10
GSMS 2018-GS10 COMPANION	GSMS 2018-GS9	GSMS 2018-GS9 COMPANION

GSMS 2018-LUAU	GSMS 2018-RIVR	GSMS 2018-SRP5
GSMS 2018-TWR	GSMS 2019-GC38	GSMS 2019-GC38 COMPANION
GSMS 2020-GC47	GSMS 2020-GC47 COMPANION	GSMS 2021-ARDN
GSMS 2021-GSA3	GSMS 2021-GSA3 COMPANION	GSMS 2021-IP
GSMSC 2010-C1	H/2 SO IV FUNDING I (WF SUB)	Hana Alternative Private Real Estate Trust No. 70
Hana Alternative Private Real Estate Trust No. 71	Hancock Capital Investment Management	HANCOCK/OPTUM BANK WAREHOUSE
HANGANG WAREHOUSE	HBST 2015-HBS	HERA 2021-FL1
HERA 2021-FL1 COMPANION	HILTON 2016-HHV	HILTON 2016-HHV COMPANION
HILTON 2016-SFP	HMH 2017-NSS	HUDSON YARDS 2016-10HY
HUDSON YARDS 2016-10HY COMPAN	HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-30HY COMPAN
HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY COMPAN	HYUNDAI INVESTMENTS (10HY MEZZ
IMT 2017-APTS	INLAND (IMC LENDING LLC) WAREHOUSE	INLAND (INLAND MORTGAGE CAPITAL)
Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO	Inpoint CS Loan (soundpoint Credit Suisse Repo)

INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER	Invesco CMI Investments, LP
IRVINE CORE OFFICE TRUST 2013-IRV	JAX 2019-LIC	JAX 2019-LIC COMPANION
JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JLC V WAREHOUSE	JLC VII WAREHOUSE
JLC WAREHOUSE IV LLC (DEUTSCHE REPO)	John Hancock GA Mortgage Trust	JP MORGAN CHASE
JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust 2018-HLTNO	JPM06CIBC15
JPM06CIBC17	JPM07CIBC19	JPM08C2
JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C17
JPMBB 2013-C17 COMPANION	JPMBB 2014-C21	JPMBB 2014-C22
JPMBB 2014-C23	JPMBB 2014-C24	JPMBB 2014-C25
JPMBB 2014-C25 COMPANION	JPMBB 2015-C28	JPMBB 2015-C29
JPMBB 2015-C30	JPMBB 2015-C30 COMPANION	JPMBB 2015-C32
JPMBB 2015-C32 COMPANION	JPMBB 2015-C33	JPMBB 2016-C1
JPMC 2002 CIBC5	JPMC 2003 CIBC6	JPMC 2003 ML1

JPMC 2003-C1	JPMC 2005-LDP2	JPMC 2006-LDP7
JPMC 2006-LDP9	JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX
JPMC 2014-C20	JPMC 2014-C20 COMPANION	JPMCC 2007-LDP10
JPMCC 2007-LDP11	JPMCC 2012-C6	JPMCC 2013-C16
JPMCC 2014-DSTY	JPMCC 2015-JP1	JPMCC 2015-JP1 COMPANION
JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION	JPMCC 2016-JP4
JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE	JPMCC 2016-NINE COMPANION
JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION	JPMCC 2017-JP7
JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION	JPMCC 2018-ASH8
JPMCC 2018-LAQ (La Quinta Hotel)	JPMCC 2018-PTC	JPMCC 2018-PTC COMPANION
JPMCC 2021-1440	JPMCC 2021-2NU	JPMCC 2021-2NU COMPANION
JPMDB 2016-C2	JPMDB 2016-C2 COMPANION	JPMDB 2016-C4
JPMDB 2016-C4 COMPANION	JPMDB 2017-C5	JPMDB 2017-C5 COMPANION

JPMDB 2018-C8	JPMDB 2018-C8 COMPANION	JW MARRIOTT 2017 MEZZ
KGS-ALPHA RECM WH REPO W/ CITIBANK	KIWOOM 18 WAREHOUSE	KIWOOM NONGHYUP WAREHOUSE
KTB CRE Debt Fund No. 14-1 & KTB CRE Debt Fund No. 14-2	LADDER CAPITAL IX WAREHOUSE	LADDER CAPITAL LLC REPO
LADDER CAPITAL REALTY III LLC	LADDER CAPITALVIII REPO	LADDER DEUTSCHE REPO
LADDER JPM REPO	LADDER VI REIT WAREHOUSE	LADDER VI TRS WAREHOUSE
LADDER WELLS FARGO REPO	LB 1998 C4	LB 1999 C1
LB UBS 2004 C4	LB UBS 2004 C6	LB UBS 2004 C6 COMPANION
LB UBS 2004 C8	LB UBS 2005 C1	LB UBS 2005 C1 COMPANION
LB UBS 2006-C4	LB UBS 2006-C4 COMPANION	LB UBS 2006-C6
LB UBS 2006-C7	LB UBS 2008-C1	LB-UBS 2005 C5
LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION	LB-UBS 2006 C1
LB-UBS 2006 C1 COMPANION	LB-UBS 2006 C3	LB-UBS 2006-C3 COMPANION
LB-UBS 2007-C2	LB-UBS 2007-C6	LB-UBS 2007-C7

LBUBS05C3	LBUBS2005C3 COMPANION	LCCM 2014-909
LCCM 2017-FL1	LCCM 2017-FL2	LCCM 2017-FL2 COMPANION
LCCM 2017-LC26	LCCM 2017-LC26 COMPANION	LCCM 2020-FL3
LCCM 2020-FL3 PML	LCCM 2021-FL2	LCCM 2021-FL2 COMPANION
LCCM 2021-FL3	LCCM 2021-FL3 COMPANION	LCCM2013GCP
LCF UBS Bank Repo	LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND
LIBREMAX WAREHOUSE	LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE
LONE STAR REPO WITH WELLS FARGO	LONESTAR (RELIUS) WAREHOUSE 2013	LONESTAR REPO WITH CB
LSTAR 2015-3	LSTAR 2016-4	LSTAR 2017-5
LSTAR 2017-5 COMPANION	LSTAR I LLC REPO	LSTAR II LLC (CITIREPO)
M360 2018-CRE CLO	M360 2018-CRE1 COMPANION	M360 2019-CRE2
M360 2019-CRE2 COMPANION	M360 JP WAREHOUSE	M360 MCREIF WAREHOUSE
M360 WH-1 FL Seller, LLC	MACK RE (CMTG MORGAN STANLEY R	MACK RE (DEUTSCHE BANK REPO)

MACK RE BAR	MAD 2017-330M	MAGUIRE CAPITAL GROUP WH
MAN REAL ESTATE DEBT INVESTMENT	MANHATTAN WEST 2020-1MW	MANHATTAN WEST 2020-1MW COMPANION
MARATHON ASSET MANAGEMENT, LLC	MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1
MED 2021-MDLN	MERRILL LYNCH 2008-C1	MEZZ CAP 2004-C2
MEZZ CAP 2005-C3	MEZZ CAP 2006-C4	MEZZ CAP 2007-C5
MEZZ CAP LLC (FKA CBA MEZZ)	MFF MEZZANINE	MIDAS ASSET WAREHOUSE
MIDDLE MARKET BANKING	MILLINIUM INMARK NONGHYUP	Mirae Asset Management
MKT 2020-525 COMPANION	MKT 2020-525M	ML 1997-C2
ML-CFC 2006-1	MLCFC 2007 C7	ML-CFC 2007-6
ML-CFC 2007-7	MLCFC06-4	MLCFC07-5
MLCFC07-6	MLCFC07-8	MLCFC07-9
MLFT 2006-1	MLFT 2006-1 (COMPANION)_CAPTRUST	MLMT 2005-CKI1
MLMT06C1	MLMT07C1	MOFT 2020 - ABC

MOFT 2020 - ABC COMPANION	MORGAN STANLEY	MORGAN STANLEY 2007-HQ13
MORGAN STANLEY 2011-C3	MORGAN STANLEY 2020-HR8	MORGAN STANLEY 2020-HR8 COMPANION
MORGAN STANLEY BAML 2012-C6	MORGAN STANLEY SHADOW	MORGAN STANLEY WAREHOUSE
MS04TOP13	MS04TOP15	MS05TOP19
MS06TOP21	MS06TOP23	MS07TOP25
MS07TOP27	MS08TOP29	MS2000PRIN
MSBAM 2013-C11	MSBAM 2013-C11 COMPANION	MSBAM 2013-C12
MSBAM 2013-C12 COMPANION	MSBAM 2013-C13	MSBAM 2013-C8
MSBAM 2014-C14	MSBAM 2014-C15	MSBAM 2014-C15 COMPANION
MSBAM 2014-C16	MSBAM 2014-C17	MSBAM 2014-C18
MSBAM 2014-C19	MSBAM 2014-C19 COMPANION	MSBAM 2015-C22
MSBAM 2015-C22 COMPANION	MSBAM 2015-C23	MSBAM 2015-C23 COMPANION
MSBAM 2015-C24	MSBAM 2015-C25	MSBAM 2015-C25 COMPANION

MSBAM 2015-C26	MSBAM 2015-C27	MSBAM 2015-C27 COMPANION
MSBAM 2016-C28	MSBAM 2016-C28 COMPANION	MSBAM 2016-C29
MSBAM 2016-C30	MSBAM 2016-C30 COMPANION	MSBAM 2016-C31
MSBAM 2016-C31 COMPANION	MSBAM 2016-C32	MSBAM 2017-C33
MSBAM 2017-C33 COMPANION	MSBAM 2017-C34	MSBAM 2017-C34 COMPANION
MSC 2014-CPT	MSC 2014-MP	MSC 2015-420
MSC 2015-420 COMPANION	MSC 2016-BNK2	MSC 2016-BNK2 Companion
MSC 2017-ASHF	MSC 2017-HR2	MSC 2018-H3
MSC 2018-H3 COMPANION	MSC 2018-MP	MSC 2018-MP COMPANION
MSC 2019-L3	MSC 2019-L3 COMPANION	MSC 2021-PLZA
MSC 2021-PLZA COMPANION	MSC05HQ6 (COMPANION)_PRUDENTIAL	MSC05HQ7
MSC06HQ10	MSC06IQ11	MSC07HQ12
MSC07IQ13	MSC07IQ16	MSC98WF2

MSCBB 2016-MART	MSCBB 2016-MART COMPANION	MSCCG 2018-SELF
MSCI 2005-TOP19 COMPANION	MSCI 2016-PSQ	MSCI04IQ7
MSCI04IQ8	MSCI05IQ9	MSCI06HQ8
MSCI06HQ9	MSCI06TOP21 (NONPOOLED)	MSCI2007IQ16
MSD01TP3	MSDB 2017-712F	MSDWMC OWNER TRUST 2000-F1
MSFMSFF WH	MSJP 2015-HAUL	MSSG 2017-237P
MSSG 2017-237P COMPANION	MTRO 2019-TECH	MUFG UNION BANK WAREHOUSE
NATIXIS WAREHOUSE	NBS REAL ESTATE CAPITAL WAREHOUSE	NCMS 2018-850T
NCMS 2018-850T COMPANION	NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION
NCMS 2018-FL1	NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ
NCMS 2018-PREZ COMPANION	NCMS 2018-SOX	NCMS 2018-SOX COMPANION
NCMS 2018-TECH	NOHT 2019-HNLA	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE
NORTHSTAR 2016-1	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NORTHSTAR CDO VI

NORTHSTAR CDO VIII	NORTHSTAR CENTENNIAL REPO	NORTHSTAR DB LOAN NT-II REPO
NORTHSTAR WAREHOUSE	NORTHSTAR-CITI REPO WAREHOUSE	NStar (MS Loan NT-I, LLC) MS Repo
NXT CAPITAL FUNDING II, LLC	NYT 2019-NYT	NYT 2019-NYT COMPANION
OAKTREE BAHAMAS ROF7 MEZZ	OBP DEPOSITOR, LLC TRUST 2010-OBP	OCH ZIFF CG FUNDING I LLC
OCH ZIFF CG FUNDING II LLC	OCM OXFORD WAREHOUSE	OMPT 2017-1MKT
One Bryant Park 2019-OBP	ONE LINCOLN 2004-C3	ONE WILLIAM STREET (OWS CF IV
ONE WILLIAM STREET (OWS CF V L	ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH
ONE WILLIAM STREET CF IX LLC	ONE WILLIAM STREET CF IX SPV L	ONE WILLIAM STREET CF IX-A SPV
One William Street CF VIII LLC	ONE WILLIAM STREET CMBE MN	ONE WILLIAM STREET CMBE MN SPV
ONE WILLIAM STREET CRE FUND L,	ONE WILLIAM STREET OWS CF VI	ONE WILLIAM STREET OWS CF VII
ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS) WH	OREI I INVESTMENTS LLC (OHANA)
OREI II INVESTMENTS LLC (OHANA)	OWS ABS MASTER FUND II, LP	OWS BACF SPV LLC (OWS WH)
OWS BCA FUNDING WAREHOUSE	OWS CF II SPV LLC Warehouse	OWS CF III WAREHOUSE

OWS CF SUB I WAREHOUSE	OWS CF VA SPV WAREHOUSE	OWS CF VI SPV WAREHOUSE
OWS CF VIA SPV, LLC	OWS COF I MASTER WH	OWS COMMERCIAL FUNDING 7 WAREH
OWS COMMERCIAL FUNDING II, LTD	OWS Commercial Funding, LLC	OWS COMMERCIAL MEZZ WAREHOUSE
OWS CREDIT OPPORTUNITY I WH	OWS I ACQUISITIONS, LLC WH	OXFORD PROPERTIES WAREHOUSE
OXFORD PROPERTIES WAREHOUSE 2	PCRED LENDING II OFFSHORE WH	PCRED LENDING III WAREHOUSE
PCRED LENDING IV WAREHOUSE	PCRED LENDING V COMPANION	PCRED LENDING V WAREHOUSE
PCT 2016-PLSD	PDILS PCILS PFLEX (PIMCO)	PERSI WF WAREHOUSE
PFP 2017-3 CLO	PFP 2017-4 CLO	PFP 2017-4 COMPANION
PFP 2019-5	PFP 2019-5 COMPANION	PFP 2019-6 CLO
PFP 2019-6 CLO COMPANION	PFP V SUB I LLC	PFP V SUB I LLC REPO
PFP V SUB II LLC	PFPIII	PILLAR FUNDING LLC WAREHOUSE
PIMCO (TOCU I LLC)	PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: Pimco Bermuda Income Fund
PIMCO FUND WAREHOUSE	PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund

PIMCO PIF INVESTMENTS OFFSHORE	PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II
PIMCO/GOLDMAN REPO	PNC Bank	POLC HOLDINGS I LLC MEZZ WH
PREDF WAREHOUSE	PRIME PFP VI SUB I Warehouse	PRIME PFP VI SUB IX Warehouse
PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO	PRIME PFP (CAPITAL ONE REPO)
PRIME PFP (CITI REPO)	PRIME PFP VI SUB XI LLC	PRIME PFP VI WAREHOUSE
PROPHET WAREHOUSE	PSBAmherst Finance Construction WH	QCMT13QC
QFP II, LP (QUADRANT)	Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved-QMP Management LLC)
RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREHOUSE	RBS Citizens
RBSCF 2013-GSP	RBSCF 2013-SMV	RCC REAL ESTATE WAREHOUSE
RCP SUB WF REPO	RECM FANNIE MAE II	RECM FANNIE MAE TRANSFER
RECM GUGGENHEIM	RECM NUVEEN	RECM WFFL SELF STORAGE
REGIONS BANK WAREHOUSE	REMB Insurance Servicing	REMIC ASSET HOLDINGS WAREHOUSE
RESOURCE (RCC REAL ESTATE SPE	RESOURCE CAPITAL CORP. WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE

RESOURCE REPO (WF) WAREHOUSE	RESOURCES REPO WITH DB	RIALTO BARCLAY FSCREIT REPO
Rialto Real Estate Fund III-Debt LP	RIALTO REPO WITH WF	RIALTO RREF-IV D REPO
RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013	RIALTO/GOLDMAN REPO
Rialto/Natixis Repo	RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS REPO)
RMF SUB LLC WF REPO	RMF SUB2 LLC (RIALTO REPO)	ROC BRIDGE (BARCLAY REPO)
ROC DEBT STRATEGIES (BRIDGE RE)	ROC DEBT STRATEGIES II MORGAN	ROC DEBT STRATEGIES II WAREHOUSE
ROC DEBT STRATEGY FUND MANAGER LLC	ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE
ROCKWOOD CAPITAL LLC	ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)
ROSS 2017-ROSS	RREF III RIALTO WAREHOUSE	RREF RIALTO/GOLDMAN REPO
RSF XVI LLC PIMCO	SAMSUNG MEZZ LLC	SAPIR ORGANIZATION(1009 5TH AV
SAS WAREHOUSE 2013 (H2)	SBL 2015-KIND	SBL 2016-KIND
SCULPTOR CAF I	SCULPTOR WAREHOUSE	SFAVE 2015-5AVE
SG CAPITAL PARTNERS WAREHOUSE	SG CAPITAL PARTNERS/ FORETHOUG	SGCMS 2016-C5

SGCMS 2016-C5 COMPANION	SGCMS 2019-787E	SGCMS 2019-787E COMPANION
SGCMS 2020-COVE	SGCMS 2020-COVE COMPANION	SGCP 2018-FL1
SGCP 2018-FL1 COMPANION	SHELTER GROWTH FUND I MRA WH	SHELTER GROWTH HEDGE FUND WH
SHELTER GROWTH JPM WAREHOUSE	SHELTER GROWTH MRA	SHELTER GROWTH OPPORTUNITIES
SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE	SILVERSTEIN WAREHOUSE
SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO	SL GREEN LOAN SERVICES WH
SL GREEN REALTY CORP/GRAMERCY	SL GREEN WAREHOUSE	SLG 2021-OVA
SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE
SOUND POINT CRE FINANCE - AFLACINC	SOUND POINT CRE FINANCE - AFLACNXTJP	SOUND POINT CRE FINANCE - AFLACNXTUS
SOUND POINT CRE FINANCE - SPTAFLAC	SOUND POINT CRE FINANCE -AFLACCREUS	SOVEREIGN BANK NA
SP OFFICE FUNDING LP (STARWOOD)	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO
SPREF WH IV LLC (ARGENTIC)	SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SREIT 2021-FLWR
SREIT 2021-IND	SREIT 2021-MFP	SREIT 2021-PALM

SRPT 2014-STAR	STARWOOD (JP MORGAN REPO)	STARWOOD 14 AND 14A/ JP REPO
STARWOOD CAP REPO	STARWOOD CITI REPO SUB 6	STARWOOD METLIFE REPO
STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1	STARWOOD MORTGAGE CAPITAL WAREHOUSE
STARWOOD MORTGAGE FUNDING V LL	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC
STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC	STARWOOD SUB 14 REPO
STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN)	STARWOOD SUB 24 -24A (BMO Harr
STARWOOD SUB 25 -25A (SOCGEN	STARWOOD SUB 30 & 30A (NATIXIS	STARWOOD16 REPO
STRATEGIC ASSET SERVICES LLC W	STRATEGIC ASSET SERVICES MEZZ	STRATEGIC LAND JOINT VENTURE 2
STWD 2018-URB	STWD 2019-FL1	STWD 2019-FL1 COMPANION
STWD 2021-FL2	STWD 2021-FL2 COMPANION	STWD 2021-HTS
STWD 2021-LIH	SUMITOMO WAREHOUSE	TACONIC CAPITAL ADVISORS L. P
TACONIC/AXONIC 4000 WAREHOUSE	TALL PINES WAREHOUSE	TD BANK
TEACHERS INSURANCE & ANNUITY ASSOCIATION	TIAA 2007-C4	TIMES SQUARE HOTEL TRUST

TMSQ 2014-1500	TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)
TOLIS CINCI WAREHOUSE	TRIANGLE (NORTHSIDE-ROSSER DEB	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)
TRIANGLE TCG POINTE WAREHOUSE	TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE
TRTX 2018-FL1 CLO	TRTX 2018-FL1 COMPANION	TRU TRUST 2016-TOYS
TSQ 2018-20TS COMPANION	TUEBOR WAREHOUSE (LADDER)	UBS 2012-C1
UBS 2017-C1	UBS 2017-C1 COMPANION	UBS 2017-C4
UBS 2017-C4 COMPANION	UBS 2017-C6	UBS 2017-C6 COMPANION
UBS 2017-C7	UBS 2017-C7 COMPANION	UBS 2018-C10
UBS 2018-C10 COMPANION	UBS 2019-C17	UBS 2019-C17 COMPANION
UBS 2019-C18	UBS 2019-C18 COMPANION	UBS AG WAREHOUSE
UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1
UBSCM 2018-NYCH	UCB07-1	US 2018-USDC
US BANK NA	VDNO 2013-PENN	VERTICAL CRE CDO

Vestas Qualified Investors Private RE Fund Invest Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE
VORNADO DP LLC 2010-VNO	VORNADO REALTY L.P. WAREHOUSE	WABR16BOCA
WACHOVIA 2003-C7	WACHOVIA 2004 C11	WACHOVIA 2004 C15
WACHOVIA 2004-C12	WACHOVIA 2005 C17	WACHOVIA 2005-C20
WACHOVIA 2005-C21	WACHOVIA 2006-C23	WACHOVIA 2006-C24
WACHOVIA 2006-C25	WACHOVIA 2006-C26	WACHOVIA 2006-C27
WACHOVIA 2006-C28	WACHOVIA 2006-C29	WACHOVIA 2006-C29 COMPANION
WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION	WACHOVIA 2007-C31
WACHOVIA 2007-C31 COMPANION	WACHOVIA 2007-C32	WACHOVIA 2007-C33
WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34	WACHOVIA 2007-WHALE 8 NON TRUST
WACHOVIA GENERAL PARTICIPANT	WACHOVIA RED - TAX CREDIT	WACHOVIA STRUCTURED FINANCE
WALNUT141 WAREHOUSE	WASHINGTON SUB, LLC	WBHT 2019-WBM
WELLS FARGO BANK-PARTICIPATION	WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION

WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WF LCC V LLC WAREHOUSE	WFB - BRIDGE LOANS
WFB - CORPORATE NET LEASE	WFB - EVERBANK TRANSFER	WFB - HELD FOR SALE
WFB - PORTFOLIO	WFB - PORTFOLIO SLAM	WFB - SLAM CMBS CLEAN UP
WFB - WFRF MCDONALDS	WFB - WFRF PORTFOLIO	WFB NA CLI PERM LOANS
WFB NA CRE PMG LOANS	WFB NA CRE PMG LOANS	WFBCREAM
WFCF UCC/INSURANCE SERVICING	WFCF-Cap Fin Corp Canada	WFCF-Cap Fin LLC
WFCF-TradeCap Serv Inc	WFCF-UK London Branch	WFCM 2012-LC5
WFCM 2013-120B	WFCM 2013-BTC	WFCM 2013-LC12
WFCM 2014-LC16	WFCM 2014-LC18	WFCM 2015-BXRP
WFCM 2015-C26	WFCM 2015-C27	WFCM 2015-C28
WFCM 2015-C28 COMPANION	WFCM 2015-C29	WFCM 2015-C30
WFCM 2015-C31	WFCM 2015-C31 Companion	WFCM 2015-LC20
WFCM 2015-LC20 COMPANION	WFCM 2015-LC22	WFCM 2015-NXS1

WFCM 2015-NXS1 COMPANION	WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION
WFCM 2015-NXS3	WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4
WFCM 2015-P2	WFCM 2015-SG1	WFCM 2016-BNK1
WFCM 2016-BNK1 COMPANION	WFCM 2016-C32	WFCM 2016-C33
WFCM 2016-C34	WFCM 2016-C34 COMPANION	WFCM 2016-C35
WFCM 2016-C35 COMPANION	WFCM 2016-C36	WFCM 2016-C36 COMPANION
WFCM 2016-C37	WFCM 2016-C37 COMPANION	WFCM 2016-LC24
WFCM 2016-LC25	WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5
WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION	WFCM 2017-C38
WFCM 2017-C38W	WFCM 2017-C39	WFCM 2017-C39 COMPANION
WFCM 2017-C40	WFCM 2017-C40 COMPANION	WFCM 2017-C41
WFCM 2017-C41 COMPANION	WFCM 2017-C42	WFCM 2017-C42 COMPANION
WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION

WFCM 2017-RC1	WFCM 2017-RC1 COMPANION	WFCM 2017-SMP
WFCM 2018-1745	WFCM 2018-AUS	WFCM 2018-BXI
WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44
WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C45 COMPANION
WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47
WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION
WFCM 2019-C49	WFCM 2019-C49 COMPANION	WFCM 2019-C50
WFCM 2019-C50 COMPANION	WFCM 2019-C51	WFCM 2019-C51 COMPANION
WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53
WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION
WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C55 COMPANION
WFCM 2020-C56	WFCM 2020-C56 COMPANION	WFCM 2020-C57
WFCM 2020-C57 COMPANION	WFCM 2020-C58	WFCM 2020-C58 COMPANION

WFCM 2021-C59	WFCM 2021-C59 COMPANION	WFCM 2021-C60
WFCM 2021-C60 COMPANION	WFCM 2021-C61	WFCM 2021-C61 COMPANION
WFCM 2021-FCMT	WFCM 2021-SAVE	WFCM WAREHOUSE
WFCM10C1	WFCM10C1 (PARTICIPATION)_BASIS	WFEF SHADOW LOANS #2
WFLD 2014-MONT	WFRBS 2011-C3	WFRBS 2011-C5
WFRBS 2012-C10	WFRBS 2012-C6	WFRBS 2012-C7
WFRBS 2012-C8	WFRBS 2012-C9	WFRBS 2013-C11
WFRBS 2013-C12	WFRBS 2013-C13	WFRBS 2013-C14
WFRBS 2013-C15	WFRBS 2013-C16	WFRBS 2013-C17
WFRBS 2013-C18	WFRBS 2013-UBS1	WFRBS 2014-C19
WFRBS 2014-C20	WFRBS 2014-C21	WFRBS 2014-C22
WFRBS 2014-C23	WFRBS 2014-C24	WFRBS 2014-C25
WFRBS 2014-LC14	WFRBS11C2	WFRBS11C2 (PARTICIPATION)_WEST RIVER

WFRBS11C4	WFRBS11C4 (COMPANION)_LIBERTYLIFE	World Savings
WPT 2017-WWP	WPT 2017-WWP COMPANION	YIELD STREET STANDALONE WAREHOUSE
YIELDSTREET WAREHOUSE	ARKANSAS DEVELOP. FINANCE AUTH	BARCLAYS BANK PLC
CUDD & CO.	FANNIE MAE BOND CE	FANNIE MAE DUS CASH
FANNIE MAE DUS/MBS 30/360	FANNIE MAE DUS/MBS ACT/360	Federal Home Loan Mortgage
Federal Home Loan Mortgage	Federal Home Loan Mortgage	Federal Home Loan Mortgage
FHA POOLS	FNMA-CASH 30/360	FNMA-CASH ACTUAL/360
FNMA-CREDIT FACILITY C/E BOND	FNMA-MBS 30/360	FNMA-MBS 5-50
FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70 TEBS II	FREDDIE MAC BOND CE
FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.	HARE & COMPANY
MORGAN STANLEY SMITH BARNEY LL	NYC HOUSING DEVELOPMENT CORP	PRIVATE PLACEMENT TEBCE
ROBERT H. WILDER JR	STORMS AND COMPANY	SUN TRUST BANK
THE BANK OF NY MELLON	THE BANK OF NY MELLON TRUST CO	TILLERSAIL & CO

U.S. BANK TRUST NATIONAL ASSN.	VALLEY GROUP III, LLC	WELLS FARGO BANK N.A.
WELLS FARGO BANK, N.A.	WF DIRECT PURCHASE BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS, MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X	X(2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X	X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)

There were no activities performed during the year ended December 31, 2021 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2)	The vendor, CoreLogic Solutions, LLC, provided a separate Reg. AB 1122(d) attestation for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).